DIRECTORS
J. Morton Davis
Judah Feinerman
Jerome Fisch
Dov Perlysky
Leonard Toboroff


OFFICERS
J. Morton Davis, CHAIRMAN OF THE BOARD
 AND PRESIDENT
David Nachamie, SECRETARY
Gilbert Jackson, TREASURER


CUSTODIAN

Fleet National Bank
210 Main Street, Hackensack, NJ 07602


TRANSFER AGENT

Continental Stock Transfer & Trust Co.
2 Broadway, New York, N.Y. 10017
212-509-4000


INDEPENDENT ACCOUNTANTS

Richard A. Eisner & Company, LLP
575 Madison Avenue
New York, NY 10022-2597


ENGEX, Inc.
44 Wall Street
New York, N.Y. 10005
212-495-4200







                                  Engex, Inc.



                              FINANCIAL STATEMENTS
                              and
                              ANNUAL REPORT
                              YEAR ENDED
                              SEPTEMBER 30, 2001







                          ENGEX, INC. is listed on the
                          American Stock Exchange (AMEX)
                          Symbol EGX.

                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 (212) 495-4200


                                                            January 14, 2002

Dear Engex Shareholder,

     As we all sadly experienced, the year 2001 was a very difficult and trying year--the terrible performance of the stock market was extremely hurtful for all investors, but was hardly meaningful or significant compared to the horrific tragedy that befell us, all human beings, on September 11th. Hopefully we will never experience such a painfully sad event ever again and that with the onset of the New Year we will begin to see a revived economy and a rewarding stock market performance.

     Since the lows of September 11th, Enzo Biochem, your fund's major holding, has continued its record of consistent growth in both revenue and earnings and has a substantial increase in its stock price which I believe reflects the promising future for this emerging biotech company.

     Since the end of the September 30th, 2001 fiscal year the fund has bounced back and as of January 11, 2002 the net asset value has appreciated 27%. Your management will continue to pursue opportunities which it feels will result in significant future capital appreciation for the benefit of Engex shareholders.

     Thank you for your continued confidence and patience which the future rewarding returns we hope to produce will serve to justify.

     With best wishes for a happy, healthy and successful New Year in 2002, I am,



                                                       Sincerely,


                                                       J. Morton Davis

                  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To The Stockholders and
  Board of Directors of Engex, Inc.

     We have audited the accompanying statement of assets and liabilities of Engex, Inc., including the schedule of portfolio investments, as of September 30, 2001, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and selected per share data and ratios for each of the years in the two years ended September 30, 2001. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits. The selected per share data and ratios for the years ending September 30, 1997 to September 30, 1999 were audited by other auditors whose reports, dated October 23, 1997 and November 5, 1999, expressed an unqualified opinion on such information.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As discussed more fully in Note 1, the financial statements include investments valued at $4,468,374 (26% of total assets and 45% of net assets), whose fair values have been estimated by the Company's Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Company's Board of Directors in arriving at its estimate of fair value of such securities and have inspected underlying documentation; while in the circumstances the procedures appear to be reasonable, the documentation is insufficiently comprehensive. The determination of fair values involves subjective judgment, which is not susceptible to substantiation by auditing procedures.

     In our opinion, subject to the effect on the financial statements and selected per share data and ratios of the valuation of investments determined by the Board of Directors, as described in the preceding paragraph, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Engex, Inc. as of September 30, 2001 and the results of its operations and cash flows for the year then ended, and changes in its net assets and the selected per share data and ratios for each of the years in the two years ended September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.



New York, New York
November 13, 2001

                                   ENGEX, INC.




STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001

ASSETS:
 Investment in securities at market value
  (identified cost--$12,284,190)(Notes 1(a), (c) and 5)    $12,105,191
 Private Investments (identified cost--$3,596,254) ....      4,468,374
 Current income taxes receivable (Notes 1(b) and 4) ...        440,311
 Other assets .........................................         29,139
                                                           -----------
    TOTAL ASSETS ......................................                   $17,043,015

LIABILITIES
 Securities sold, but not yet purchased, at market
   value (proceeds--$20,089) ..........................          2,940
 Accrued expenses .....................................        175,971
 Loan Payable (Notes 5, 6 and 7) ......................      3,113,291
 Loan Payable to Chairman (Note 2) ....................      3,528,000
 Deferred income taxes (Notes 1(b) and 4) .............        262,800
                                                           -----------
    TOTAL LIABILITIES .................................                     7,083,002
                                                                          -----------
COMMITMENT AND CONTINGENCIES (Note 7)

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES ....                   $ 9,960,013
                                                                          ===========
NET ASSETS VALUE PER SHARE ............................                   $     10.19
                                                                          ===========

NET ASSETS APPLICABLE TO OUTSTANDING SHARES:

 Common stock--$.10 par value:
 Authorized--2,500,000 shares, Issued--977,223 shares .                   $    97,722
 Additional paid-in capital ...........................                     9,669,680
 Unrealized depreciation on investments ...............                    (4,922,037)
 Undistributed net realized gain from
   investment transactions ............................                     3,765,335
 Undistributed net investment income ..................                     1,349,313
                                                                          -----------
NET ASSETS ............................................                   $ 9,960,013
                                                                          ===========





         The accompanying notes are an integral part of this statement.

                                   ENGEX, INC.




SCHEDULE OF PORTFOLIO INVESTMENTS

September 30, 2001



                                                             Number of
                                                               Shares              Market Value
                                                             -----------    ----------------------------
COMMON STOCK (121.50%)
DOMESTIC
Biotechnology (110.00%)
 Enzo Biochem, Inc.*(a) ..................................    573,155  shs.  $9,720,709
 Cypress Biosciences Inc.* ...............................      1,800  shs.       6,390
 Keryx Biopharmaceutical*(a) .............................    189,600  shs.   1,192,584       $10,919,683
                                                                             ----------
Insurance (.003%)
 Accel International Corp.* ..............................      7,200  shs.                           288

Technology (0.90%)
 ERESEARCH TECHNOLOGY* ...................................      9,000  shs.      56,430
 Silverstar Holdings Ltd.* ...............................     51,600  shs.      33,024
 Global Technologies* ....................................      4,500  shs.       1,575            91,029
                                                                             ----------
Gaming Industry (6.00%)
 American Vantage Company* ...............................    474,500  shs.                       593,125

Telecommunications (0.10%)
 U.S. Wireless Corp* .....................................     47,600  shs.         476
 General Datacomm Industries* ............................      3,600  shs.         540
 Giltf Satellite Networks Ltd* ...........................      3,000  shs.      15,750            16,766
                                                                             ----------
Financial Services (0.30%)
 Techsys Inc.* ...........................................     38,800  shs.                        34,274

Education (2.90%)
 Whitman Education Group, Inc.* ..........................     88,100  shs.                       285,444

Environmental (1.10%)
 U.S. Home & Garden, Inc.* ...............................    215,900  shs.                       107,950

FOREIGN
Distribution (0.60%)
 U.S. China IND Exchange* ................................      6,710  shs.                        56,632

   TOTAL MARKETABLE SECURITIES (121.50%)                                                      -----------

   TOTAL INVESTMENT IN COMMON STOCK
    (COST--$12,284,190) ..................................                                    $12,105,191
                                                                                              ===========
Securities sold, not yet purchased (0.03%)
 Call Enzo Biochem Jan 38.125 Expire 1/18/03 .............       (20) calls                   $    (2,940)
                                                                                              -----------
   TOTAL INVESTMENT IN SHORT CALLS
    (PROCEEDS--$20,089) ..................................                                    $    (2,940)
                                                                                              ===========

SCHEDULE OF PORTFOLIO INVESTMENTS

September 30, 2001
(CONTINUED)

  PRIVATE INVESTMENTS*
Enramp Inc. Common Stock .................................    400,000  shs.                  $ 1,000,000
GMP Companies ............................................     50,000  shs.                      900,000
Openreach.com(b) .........................................  2,780,623  shs.                    1,668,374
Surgivision Series A Pfd .................................    300,000  shs.                      900,000
                                                                                             -----------
  TOTAL PRIVATE INVESTMENTS (44.86%)
   (COST)--$3,596,254) ...................................                                   $ 4,468,374
                                                                                             ===========


----------

 *  Nonincome-producing securities

(a) Pledged as collateral for loan payable.


(b) Affiliate as defined in the Investment Company Act of 1940.


         The accompanying notes are an integral part of this statement.

                                     ENGEX, INC.




STATEMENT OF OPERATIONS
For the Year Ended September 30, 2001


INVESTMENT (LOSS):
INCOME:
 Dividends ......................................    $      1,723
 Miscellaneous ..................................          11,784
                                                     ------------
   Total Income .................................                   $    13,507

EXPENSES:
 Custodian and transfer fees ....................          19,408
 Professional fees ..............................         224,951
 Shareholders' reports and printing .............          18,059
 Directors' fees and expenses ...................          17,250
 Other taxes  ...................................          36,773
 Insurance  .....................................          39,517
 Management fees  ...............................         157,335
 Interest Expense ...............................         414,079
 Miscellaneous ..................................           3,131
                                                     ------------
   Total Expenses  ..............................                       930,503
                                                                   ------------
INVESTMENT (LOSS) BEFORE BENEFIT FOR INCOME TAXES                      (916,996)
INCOME TAX BENEFIT ..............................                       290,320
                                                                   ------------
NET INVESTMENT (LOSS) ...........................                      (626,676)
                                                                   ------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
Realized (loss) from security transactions:
 Proceeds from sales  ...........................         778,498
 Cost of securities sold  .......................       1,039,483
                                                     ------------
                                                        (260,985)
Income tax benefit ..............................          86,719
                                                     ------------
Net realized (loss) .............................                      (174,266)
Unrealized depreciation on investments:
 Beginning of period  ...........................      26,701,281
 End of period ..................................         710,270
                                                     ------------
                                                     (25,991,011)
Deferred income tax benefit .....................       9,883,687
                                                     ------------
NET (DECREASE) IN UNREALIZED APPRECIATION .......                   (16,107,324)
                                                                   ------------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS                   (16,281,590)
                                                                   ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS .....................................                  $(16,908,266)
                                                                   ============



         The accompanying notes are an integral part of this statement.

                                     ENGEX, INC.


STATEMENT OF CHANGES IN NET ASSETS

For The Years Ended September 30, 2001 and 2000

                                                           2001            2000
                                                       ------------    ------------
FROM INVESTMENT ACTIVITIES:
 Net investment income gain (loss) .................   $   (626,676)   $    372,960
 Net realized gain (loss) on securities transactions       (174,266)      1,006,769
 Increase (decrease) in unrealized appreciation from
  investment activities ............................    (16,107,324)     11,614,194
                                                       ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ..............    (16,908,266)     12,993,923
NET ASSETS--BEGINNING OF PERIOD ....................     26,868,279      13,874,356
                                                       ------------    ------------
NET ASSETS--END OF PERIOD ..........................   $  9,960,013    $ 26,868,279
                                                       ============    ============



         The accompanying notes are an integral part of this statement.

                                     ENGEX, INC.


STATEMENT OF CASH FLOWS
Year Ended September 30, 2001



CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
 Net investment loss .......................................................   $   (626,676)
 Net realized and unrealized loss on investments ...........................    (16,281,590)
 Adjustments to reconcile net loss to net cash used in operating activities:
  Deferred income tax benefit ..............................................     (9,883,687)

CHANGE IN OPERATING ASSETS:
  Securities owned .........................................................     18,307,806
  Investments at fair value ................................................      6,126,645
  Current income taxes receivable ..........................................        (88,249)
  Receivable other .........................................................         21,680
  Other assets .............................................................        411,069

CHANGE IN OPERATING LIABILITIES:
  Accounts payable and accrued expenses ....................................        109,554
  Securities sold, but not yet purchased ...................................          2,940
  Current income taxes payable .............................................       (867,129)
                                                                               ------------
   Net cash used by operating activities ...................................     (2,767,641)

CASH FLOWS USED IN FINANCING ACTIVITIES:
 Advances from Chairman ....................................................      3,528,000
 Payments on loans payable .................................................       (760,359)
                                                                               ------------
 Net cash provided by activities ...........................................      2,767,641
                                                                               ------------
 Net increase (decrease) in cash ...........................................              0
 Cash October 1, 2000 ......................................................              0
                                                                               ------------
 Cash September 30, 2001 ...................................................   $          0
                                                                               ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
 Cash paid for interest ....................................................   $    414,079
                                                                               ============
 Cash paid for Income Taxes ................................................   $    916,066
                                                                               ============


         The accompanying notes are an integral part of this statement.

                                   ENGEX, INC.
                         NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

     The Fund is registered under the Investment Company Act of 1940, as a nondiversified, closed-end investment company (see Note 7(a)). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:


     (a) SECURITY VALUATION--Investments in securities traded on a national securities exchange are valued at the last reported sales price on September 30, 2001. Securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

          Investments for which quotations are not readily available are valued at fair value, as determined by the Board of Directors. The estimated fair values may differ from the values that would have been used had a liquid market existed, and such differences could be significant.


     (b) FEDERAL INCOME TAXES--Commencing with the fiscal year ending September 30, 1993, the Fund no longer qualified under subchapter M of the Internal Revenue Code as a regulated investment company, and, accordingly, is taxed as a regular corporation.


     (c) OTHER--As is common in the industry, security transactions are accounted for on the trade date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     (d) USE OF ACCOUNTING ESTIMATES-- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisor and Transactions with Affiliated Persons

     The Fund has entered into an investment advisory agreement (the "Agreement") with American Investors Advisors, Inc. ("Advisors"), which is wholly owned by an officer of the Fund. Certain officers of Advisors are also officers of the Fund. Under the Agreement, Advisors serve as the investment advisor of the Fund for a fee computed at an annual rate of 1.0% of the Fund's average weekly net assets. For the year ended September 30, 2001, Advisors earned a management fee of $157,335, of which $64,672 was due to Advisors at September 30, 2001 and is included in accrued expenses in the accompanying statement of assets and liabilities.

     During the year ended September 30, 2001, the Fund's custodian bank increased the collateral requirements for loans made to the Fund. In order to avoid realizing losses from the liquidation of security positions, the Fund obtained an unsecured, interest free loan from an officer of the Fund that was used to repay a portion of the loan payable to the custodian bank. At September 30, 2001, the loan payable to officer was $3,528,000 and was payable on demand. In addition, an affiliate which is wholly owed by the same officer of the Fund, pledged additional collateral ($1,494,000 at September 30, 2001) to the custodian bank in the form of securities that it owns. The affiliate retains ownership of the collateral securities, may demand return of the securities at any time and does not receive any interest from the Fund.

     OpenReach.com, Inc. is an affiliate as defined in the Investment Company Act of 1940. Unrealized depreciation related to this affiliate was $382,730 at September 30, 2001.

                                   ENGEX, INC.
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


Note 3. Portfolio Transactions

     The following summarizes the securities transactions by the Fund for the year ended September 30, 2001:

             Purchases .....................    $2,449,311
                                                ==========
             Sales..........................    $  778,498
                                                ==========

Note 4. Income Taxes

     Deferred tax reflects the impact of temporary differences between amount of assets and liabilities recorded for financial reporting purposes and such amounts as measured in accordance with tax laws.

     The Fund provides deferred federal, state and local income taxes on unrealized appreciation on investments, based on the regular corporate tax rates.

     The following is a summary of the components of the Fund's income tax benefit at September 30, 2001:

             Current:
               Federal .....................    $  377,039
               State and local .............        --
                                                ----------
                                                $  377,039
                                                ==========
             Deferred:
               Federal .....................    $8,836,944
               State and local .............     1,046,743
                                                ----------
                                                $9,883,687
                                                ==========

     The effective tax rate for the Fund's current income tax benefit differs from the federal statutory rate due to an underaccrual of prior year tax expense. The effective tax rate for the Fund's deferred income tax benefit is reconcilable to the federal statutory tax rate, as follows:

             Statutory rate .................           34%
             State & local, net of federal
               tax benefit ..................            4%
                                                       ---
                                                        38%
                                                       ===

Note 5. Borrowings

     Loans during the year were made at a negotiated rate between the Fund and its custodian bank. The interest paid during the year ranged from a rate of 6.00% to 8.25% per annum. The weighted average interest rate during the year was 7.24%. The maximum loan outstanding and the weighted average amount of loans (computed on a daily basis) during the twelve-month period were $7,021,275 and $5,835,340, respectively.

     At September 30, 2001, the loan payable to the custodian bank was $3,113,291, and was collateralized by certain Fund investment securities aggregating $10,913,293 and other securities (see note 2).

Note 6. Fair Value of Financial Instruments

     Management has estimated that the carrying amount of the Fund's loan payable approximates the fair value based upon its analysis of the credit risk inherent in the loan.

     Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment. Settlement of the Fund's debt obligations at fair value may not be possible and may not be a prudent management decision.

Note 7. Concentrations of Credit Risk

     The Fund presently intends to seek investment opportunities in one or more additional companies in which it would acquire a controlling interest. While such acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries which will increase the risk of loss that may be experienced by the Fund from the negative results or financial condition of any particular company and/or industry.

     The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940. By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.

                                     ENGEX, INC.
                                                                      SCHEDULE 1


            SUPPLEMENTARY INFORMATION--SELECTED PER SHARE DATA AND RATIOS




Selected data for each share of Capital Stock outstanding throughout each year:


                                                        Years Ended September 30,
                                              ---------------------------------------------
                                               2001      2000      1999     1998      1997
                                              -------  -------   -------   -------  -------
Investment Income  .........................  $  0.01  $  1.31   $  0.04   $  0.01  $  4.28
                                              -------  -------   -------   -------  -------
Expenses:
 Interest  .................................     0.42     0.20      0.01      0.05     0.17
 Other  ....................................     0.53     0.49      0.45      0.54     0.31
                                              -------  -------   -------   -------  -------
    Total expenses  ........................     0.95     0.69      0.46      0.59     0.48
                                              -------  -------   -------   -------  -------
Investment income (loss) before income tax
 (benefit) .................................    (0.94)    0.62     (0.42)    (0.58)    3.80
                                              -------  -------   -------   -------  -------
Deferred and current income tax (benefit) ..    (0.30)    0.24     (0.15)    (0.19)   (0.15)
                                              -------  -------   -------   -------  -------
Net Investment income (loss) ...............    (0.64)    0.38     (0.27)    (0.39)    3.95
                                              -------  -------   -------   -------  -------
Realized and unrealized gain (loss before
 provision (benefit) for income taxes ......   (26.86)   20.43     10.10     (9.03)   (4.87)
Deferred and current income tax provision
 (benefit) .................................   (10.20)    7.52      3.30     (2.49)    0.20
                                              -------  -------   -------   -------  -------
Net realized and unrealized gain (loss) ....   (16.66)   12.91      6.80     (6.54)   (5.07)
                                              -------  -------   -------   -------  -------
Net increase (decrease) in net asset value .   (17.30)   13.29      6.53     (6.93)   (1.12)
Net asset value:
 Beginning of year  ........................    27.49    14.20      7.67     14.60    15.72
                                              -------  -------   -------   -------  -------
 End of year ...............................  $ 10.19   $27.49    $14.20  $   7.67  $ 14.60
                                              =======  =======   =======  ========  =======
Number of shares outstanding at end of year   977,223  977,223   977,223   977,223  977,223
                                              =======  =======   =======  ========  =======
Ratios:
 Expense to average net assets .............     5.72%    3.32%     4.52%     5.78%    3.32%
 Net investment income (loss) to average
  net assets ...............................    (3.85%)   1.83%    (2.71%)   (2.02%)  26.88%
 Portfolio turnover  .......................    11.34%   21.54%    33.63%    16.24%   26.48%





         The accompanying notes should be read in conjunction with this supplementary schedule.